EXHIBIT 10.10

[Letterhead of Registrant]

                                                                   March 8, 2006

Mr. David W. Miller
Chief Operating Officer
Lancy Technology Limited
Godiva Place Coventry, CV1 5PN
United Kingdom


Dear David:

Pursuant to the attached agreement dated August 4, 2003, Twain Associates ("Twain") has certain rights to develop the Japanese market for the products of Ovation Products Corporation ("Ovation"). Lancy Technology Limited (previously Lancy Water Technology Limited and hereafter "Lancy") was granted worldwide rights to sell certain industrial products in a Distribution Agreement dated December 16, 2002 and on March 8, 2006, Ovation and Lancy amended their Distribution Agreement and Ovation granted Lancy exclusive distribution rights to the Impregnation Market through-out the world.

This letter memorializes our agreement that if Twain sells Impregnation Products in Japan independent of Lancy, Ovation will pay Lancy a sales commission of 5% of such sales.


                                                   Sincerely,

                                                   /s/ Robert R. MacDonald
                                                   -----------------------
                                                   Robert R. MacDonald
                                                   Chief Executive Officer

Signed and Agreed:

LANCY TECHNOLOGY LIMITED

/s/ David W. Miller
--------------------------------------------
BY: David W. Miller, Chief Operating Officer